SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 13:-     SUBSEQUENT EVENTS

In January 2017, we acquired 100% of the share capital of Loyalblocks Ltd., a privately held Israeli company (doing business as Flok), in consideration of assuming certain liabilities. Loyalblocks is a provider of customer loyalty and engagement tools for small businesses. We intend to use Loyalblock’s products and technology to enhance our existing customer relationship management tools and commerce capabilities we offer our users.

In February 2017, we acquired 100% of the capital stock of DeviantArt, Inc., a privately held Delaware based corporation, for cash consideration of approximately $36 million, including the assumption of approximately $3 million of liabilities. DeviantArt, based in Los Angeles, is one of the world's largest online communities dedicated to artists, art enthusiasts and designers. We expect DeviantArt to increase traffic and assist our product development and brand recognition growth. DeviantArt’s focus on developing and fostering online collaboration and communities is expected to provide Wix users with a platform to engage with creative designers and artists across multiple mediums.